EXHIBIT 10.2
THIRD AMENDMENT TO LOAN AGREEMENT
THIS THIRD AMENDMENT TO LOAN AGREEMENT among PGRT ESH, Inc., a Delaware corporation (the “Borrower”), Lightstone Holdings LLC, a Delaware limited liability company (“Lightstone Holdings”), David Lichtenstein (together with Lightstone Holdings, the “Guarantors,” and collectively with the Borrower, the “Loan Parties”), and Citicorp USA, Inc., a Delaware corporation (the “Lender”), is made as of January 30, 2009.
W I T N E S S E T H :
WHEREAS, the Borrower and the Lender are parties to the Amended and Restated Loan Agreement dated as of June 6, 2008, as amended by the First Amendment to Loan Agreement dated as of October 31, 2008 (as amended before the date hereof, by that certain letter agreement dated December 31, 2008 by and among the Loan Parties and the Lender, collectively, the “First Amendment”) and the Second Amendment to Loan Agreement dated as of December 31, 2008 (together with the First Amendment, collectively, the “Loan Agreement”; the terms defined therein being used herein as therein defined); and
WHEREAS, each of the Guarantors guaranteed the liabilities and obligations of the Borrower under the Loan Agreement on the terms and conditions set forth in an Amended and Restated Guaranty dated June 6, 2008, each as amended by the First Amendment to Amended and Restated Guaranty dated as of October 31, 2008 by each of the Guarantors in favor of the Lender; and
WHEREAS, the Loan Parties and the Lender have executed a letter agreement dated the date hereof pursuant to which the Lender and the Loan Parties have agreed to amend further the First Amendment.
NOW, THEREFORE, the Borrower, the Guarantors and the Lender agree as follows:
SECTION 1. Amendment to Loan Agreement. Effective as of the date hereof, Section 2.2.4 of the Loan Agreement is amended by deleting “January 30, 2009” each time it appears and substituting “March 2, 2009” therefor.
SECTION 2. Covenants.
(a) The Borrower shall cause (i) Lightstone Holdings, Lightstone Prime, LLC and The Lightstone Group, LLC to retain and continue to engage on reasonably commercial terms one of the restructuring advisors specified in Schedule A hereto, or such other restructuring advisor as is reasonably satisfactory to the Lender, on or before February 13, 2009 (it being understood that such advisor shall begin providing services under such engagement by February 13, 2009) the scope of whose engagement shall be disclosed in advance to, and shall be reasonably satisfactory to, the Lender, and (ii) deliver to the Lender copies of such advisor’s work product, analyses and reports from time to time promptly after they become available.
(b) The Borrower shall cause Prime Retail Outlets to comply with the covenant set forth in Schedule B hereto.

SECTION 3. Reference to and Effect on the Loan Documents.
(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” and words of like import, and such words or words of like import in each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.
(b) Except as specifically amended hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents, nor shall anything contained herein be deemed to prejudice the exercise by the Lender of any or all its rights and remedies under the Loan Documents.
(d) Except as specifically amended hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(e) This Amendment shall be deemed to be a Loan Document for all purposes.
(f) This Amendment is subject to Section 8.4 of the Loan Agreement.
SECTION 4. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other electronic means with the same force and effect as if the same was a fully executed and delivered original manual counterpart.
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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused this Amendment to be executed by its proper and duly authorized officer or managing member as of the date first set forth above.

Borrower PGRT ESH, INC.
By:	/s/ David Lichtenstein
David Lichtenstein
Chairman

Guarantors
/s/ David Lichtenstein
David Lichtenstein

LIGHTSTONE HOLDINGS LLC
By:	/s/ David Lichtenstein
David Lichtenstein
Managing Member

Lender CITICORP USA, INC.
By:	/s/ Diana Yusun
Diana Yusun
Director
Signature page to Third Amendment

Schedules Do Not Reference Prime Group Realty Trust Or Its Subsidiaries Or
Properties And Are Intentionally Omitted